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              As filed with the Securities and Exchange Commission
                              on November 21, 2005
                      Registration No. 333-89661; 811-09645

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [ ]

                         Post-Effective Amendment No. 41            [x]


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [ ]

                                Amendment No. 42                    [x]

                        (Check appropriate box or boxes)

                             -----------------------
                           COLUMBIA FUNDS SERIES TRUST
               (Exact Name of Registrant as specified in Charter)
                              One Financial Center
                                Boston, MA 02111
          (Address of Principal Executive Offices, including Zip Code)

                           --------------------------
       Registrant's Telephone Number, including Area Code: (800) 321-7854
                                 Scott Henderson
                          c/o Columbia Management Group
                               100 Federal Street
                                Boston, MA 02110
                     (Name and Address of Agent for Service)

                                 With copies to:

    Marco E. Adelfio, Esq.                     Burton M. Leibert, Esq.
    Steven G. Cravath, Esq.                    Willkie Farr & Gallagher
    Morrison & Foerster LLP                    787 Seventh Avenue
    2000 Pennsylvania Ave., N.W.               New York, New York 10019
    Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):

[X]   Immediately upon filing pursuant      [ ]   on (date) pursuant
      to Rule 485(b), or                          to Rule 485(b), or
[ ]   60 days after filing pursuant         [ ]   on (date) pursuant
      to Rule 485(a), or                          to Rule 485(a).
[ ]   75 days after filing pursuant to      [ ]   on (date) pursuant to
      paragraph (a)(2)                            paragraph(a)(2) of Rule 485

If appropriate, check the following box:

    (TM) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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